Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

among

NATIONAL AUSTRALIA BANK LIMITED,
NATIONAL AMERICAS HOLDINGS LLC

and

GREAT WESTERN BANCORP, INC.

_____________________

Dated as of October 20, 2014

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TABLE OF CONTENTS

Page

Section 1.	Certain Definitions 1

Section 2.	Demand Registrations 4

Section 3.	Piggyback Registrations 6

Section 4.	S‑3 Registrations 8

Section 5.	Suspension Periods; Blackout Periods 9

Section 6.	Holdback Agreements 10

Section 7.	Registration Procedures 11

Section 8.	Registration Expenses 16

Section 9.	Indemnification 16

Section 10.	Participation in Underwritten Offerings 18

Section 11.	Securities Act Restrictions 18

Section 12.	Transfers of Rights and Collective Action 19

Section 13.	Miscellaneous 20

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REGISTRATION RIGHTS AGREEMENT
Registration Rights Agreement, dated October 20, 2014 (this “Agreement”), among National Australia Bank Limited, a company incorporated under the laws of the Commonwealth of Australia (“NAB”), National Americas Holdings LLC, a Delaware limited liability company (“NAH”), and Great Western Bancorp, Inc., a Delaware corporation (the “Company”).
In consideration of the mutual covenants and agreements herein contained and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:
Section 1.Certain Definitions. In this Agreement, the following terms shall have the meanings assigned below:
“Affiliate” means, with respect to any Person, any other Person that controls, or is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlling,” “controlled” and “under common control with”) as used with respect to any Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.
“Agreement” has the meaning set forth in the Preamble and includes all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing. All references to this Agreement shall refer to this Registration Rights Agreement as the same may be in effect at the time such reference becomes operative.
“beneficially own” means, with respect to any Person, securities of which such Person or any of such Person’s Affiliates, directly or indirectly, has “beneficial ownership” as determined pursuant to Rule 13d‑3 and Rule 13d-5 of the Exchange Act, including securities beneficially owned by others with whom such Person or any of its Affiliates has agreed to act together for the purpose of acquiring, holding, voting or disposing of such securities; provided that a Person shall not be deemed to “beneficially own” (i) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates until such tendered securities are accepted for payment, purchase or exchange, (ii) any security as a result of an oral or written agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (1) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act, and (2) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report).
“Blackout Period” has the meaning set forth in Section 5(b).
“Common Stock” means any of the common stock issued by the Company. If at any time Registrable Common Stock includes securities other than common stock issued by the Company then, when referring to Common Stock other than Registrable Common Stock, “Common Stock” shall include securities of the same class or classes as such other securities.

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“Company” has the meaning set forth in the Preamble.
“Demand Registration” has the meaning set forth in Section 2(a).
“Demand Registration Statement” has the meaning set forth in Section 2(a).
“Exchange Act” means the Securities Exchange Act of 1934.
“Form S‑3” means a registration statement on Form S‑3 under the Securities Act or such successor forms thereto permitting registration of securities under the Securities Act.
“Governmental Authority” means any national, federal, state, municipal, local, territorial, domestic, foreign or other government or any department, commission, board, bureau, agency, regulatory authority or instrumentality thereof, or any court, judicial, administrative or arbitral body or public or private tribunal.
“Holdback Agreement” has the meaning set forth in Section 6.
“Holdback Period” has the meaning set forth in Section 6.
“IPO Lockup” means the restrictions contained in the IPO Underwriting Agreement (or agreements contemplated therein) on offers, sales and registrations of Common Stock and related matters following the pricing of the initial public offering of the Common Stock, after giving effect to any waivers, modifications or terminations of such restrictions.
“IPO Underwriting Agreement” means the Underwriting Agreement between the Company, NAB, NAH and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc., dated October 14, 2014, relating to the initial public offering of the Common Stock.
“Minimum Amount” means the lesser of (i) $50,000,000 and (ii) 5% of the aggregate market value of all outstanding Common Stock unless, at any time, the total number of all remaining shares of Registrable Common Stock would, if fully sold, yield gross proceeds to the Stockholder of less than such amount, in which case the “Minimum Amount” shall mean the gross proceeds to be realized upon the sale of all such remaining Registrable Common Stock.
“NAB” has the meaning set forth in the Preamble.
“NAH” has the meaning set forth in the Preamble.
“Non-Control Date” means the date on which NAB ceases to control the Company for purposes of the Bank Holding Company Act of 1956, as amended.
“Other Holdback Parties” has the meaning set forth in Section 6.
“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporate organization, association, corporation, institution, public benefit corporation, Governmental Authority or any other entity.

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“Piggyback Registration” has the meaning set forth in Section 3(b).
“Prospectus” means the prospectus or prospectuses (whether preliminary or final) included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Common Stock covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.
“Registrable Common Stock” means, at any time, (i) all Common Stock held of record by NAH as of the date hereof, (ii) any securities of the Company issued or issuable after the date hereof with respect to the Common Stock referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of stock, recapitalization, merger, consolidation or other reorganization or otherwise, (iii) all Common Stock issued upon conversion or exchange of shares of non-voting common stock issued by the Company to NAB or any of its Affiliates as of or after the date hereof and (iv) securities issued by the issuer thereof in exchange for or in replacement of any securities referred to in clauses (i), (ii) and (iii), but excluding (v) any and all such Common Stock and other securities referred to in clauses (i), (ii), (iii) and (iv) that (1) have been sold pursuant to an effective registration statement or Rule 144 under the Securities Act, (2) have been sold to someone other than a Stockholder in a transaction where a subsequent public distribution of such securities would not require registration under the Securities Act, or (3) are not outstanding (or any combination of clauses (1), (2) and (3)).
“Registration Expenses” has the meaning set forth in Section 8(a).
“Registration Statement” means any registration statement of the Company which covers any of the Registrable Common Stock pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all documents incorporated by reference in such Registration Statement.
“S‑3 Registration” has the meaning set forth in Section 4(a).
“SEC” means the Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933.
“Stockholder” means initially NAH and thereafter any other transferee of the Registrable Common Stock that becomes a Stockholder pursuant to Section 12, but in each case only if and for as long as NAH or any such transferee is both (i) a wholly owned subsidiary of NAB (or is NAB) and (ii) the holder of record of Registrable Common Stock. If at any time there is more than one Stockholder, the term “Stockholder” shall mean all Stockholders, collectively, unless the context otherwise requires. For purposes of this Agreement, the Company may deem and treat the registered holder of Registrable Common Stock as the holder and absolute owner thereof, and the Company shall not be affected by any notice to the contrary.

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“Stockholder Agreement” means Stockholder Agreement, dated the date hereof, between the Company and NAB.
“Stockholder’s Counsel” has the meaning set forth in Section 7(a)(i).
“Suspension Period” has the meaning set forth in Section 5.
“Termination Date” means the first date on which there is no Registrable Common Stock or there is no Stockholder.
“Third Party Holdback Period” means any Holdback Period imposed on the Stockholder pursuant to Section 6 in respect of an underwritten offering of Common Stock in which (i) the Stockholder did not participate or (ii) the Stockholder’s participation was reduced pursuant to Section 3(c) or 3(d).
“underwritten offering” means a registered offering in which securities of the Company are sold to one or more underwriters on a firm-commitment basis for reoffering to the public, and “underwritten Shelf Takedown” means an underwritten offering effected pursuant to an S-3 Registration.
In addition to the above definitions, unless the context requires otherwise:
(i)    any reference to any statute, regulation, rule or form as of any time shall mean such statute, regulation, rule or form as amended or modified and shall also include any successor statute, regulation, rule or form from time to time;
(ii)    “include”, “includes” and “including” shall be construed as inclusive without limitation, in each case notwithstanding the absence of any express statement to such effect, or the presence of such express statement in some contexts and not in others;
(iii)    references to “Section” or the “Preamble” are references to Sections or the introductory paragraph of this Agreement, respectively;
(iv)    references to any Governmental Authority include any successor to such Governmental Authority;
(v)    references to any agreement or other document are to such agreement or document as amended, modified, supplemented or replaced from time to time;
(vi)    words such as “herein”, “hereof”, “hereinafter” and “hereby” when used in this Agreement refer to this Agreement as a whole; and
(vii)    references to “business day” mean a business day in The City of New York.

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Section 2.    Demand Registrations.
(a)    Right to Request Registration. Subject to the provisions hereof and to the IPO Lockup and continuing until the Termination Date, the Stockholder may at any time request registration for resale under the Securities Act of all or part of the Registrable Common Stock separate from an S‑3 Registration (a “Demand Registration”); provided, however, that (based on the then-current market prices) the number of shares of Registrable Common Stock included in the Demand Registration would, if fully sold, yield gross proceeds to the Stockholder of at least the Minimum Amount. Subject to Section 2(d) and Section 5 below, the Company shall use reasonable best efforts to (i) file a Registration Statement registering for resale such number of shares of Registrable Common Stock as requested to be so registered pursuant to this Section 2(a) (a “Demand Registration Statement”) within forty-five (45) days after the Stockholder’s request therefor and (ii) cause such Demand Registration Statement to be declared effective by the SEC as soon as practical thereafter. If permitted under the Securities Act, such Registration Statement shall be one that is automatically effective upon filing.
(b)    Number of Demand Registrations. Subject to the limitations of Section 2(a), the Stockholder shall be entitled to request up to five (5) Demand Registrations in the aggregate (for all Persons who are or may become a Stockholder pursuant to Section 12). A Registration Statement shall not count as a permitted Demand Registration unless and until it has become effective and the Stockholder is able to register and sell at least seventy-five percent (75%) of the Registrable Common Stock requested to be included in such registration.
(c)    Priority on Demand Registrations. The Company may include Common Stock other than Registrable Common Stock in a Demand Registration for any accounts on the terms provided below and in Section 2(g) and, if such Demand Registration is an underwritten offering, only with the consent of the managing underwriters of such offering. If the managing underwriters of the requested Demand Registration advise the Company and the Stockholder requesting such Demand Registration that in their opinion the number of shares of Common Stock proposed to be included in the Demand Registration exceeds the number of shares of Common Stock that can be sold in such underwritten offering without materially delaying or jeopardizing the success of the offering (including the price per share of the Common Stock proposed to be sold in such underwritten offering), the Company shall include in such Demand Registration (i) first, the number of shares of Registrable Common Stock that the Stockholder proposes to sell, and (ii) second, the number of shares of Common Stock proposed to be included therein by any other Persons (including Common Stock to be sold for the account of the Company) allocated among such Persons in such manner as the Company may determine. If the number of shares of Common Stock that can be sold is less than the number of shares of Common Stock proposed to be registered pursuant to clause (i) above by the Stockholder, the amount of Common Stock to be sold shall be allocated to the Stockholder.
(d)    Restrictions on Demand Registrations. The Stockholder shall not be entitled to request a Demand Registration (i) within sixty (60) days after the effective date of any prior Demand Registration, Piggyback Registration or S‑3 Registration or the pricing date of any underwritten Shelf Takedown or (ii) when the Company is diligently pursuing a primary underwritten offering pursuant to a Piggyback Registration. The restriction in clause (i) shall not apply to any request for

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a Demand Registration if the request is to register and sell all remaining Registrable Common Stock in an underwritten offering and the managing underwriters for the offering advise the Company that in their judgment (subject to subsequent changes in market conditions) all such remaining stock could be sold in such offering. Notwithstanding the foregoing, the Company shall not be obligated to take any action that would violate any lockup or similar restriction relating to any Demand Registration or underwritten Shelf Takedown then in effect. The Company, however, shall not be obligated to proceed with a Demand Registration if the offering to be effected pursuant to such registration can be effected pursuant to an S‑3 Registration and the Company, in accordance with Section 4, effects or has effected an S-3 Registration pursuant to which such offering can be effected.
(e)    Selection of Underwriters. If any of the Registrable Common Stock covered by a Demand Registration is to be sold in an underwritten offering, the Stockholder shall have the right to select the managing underwriter or underwriters to administer the offering, but only with the prior written consent of the Company (not to be unreasonably withheld, conditioned or delayed).
(f)    Other Registration Rights. The Company shall not grant to any Person the right to request the Company (i) to register securities in a Demand Registration unless such rights are consistent with the provisions hereof, or (ii) to register any securities other than securities of the same class as the Registrable Common Stock being registered in a Demand Registration.
(g)    Effective Period of Demand Registrations. Upon the date of effectiveness of any Demand Registration for an underwritten offering and if such offering is priced promptly on or after such date, the Company shall use commercially reasonable efforts to keep such Demand Registration Statement effective for a period equal to sixty (60) days from such date or such shorter period which shall terminate when all of the Registrable Common Stock covered by such Demand Registration has been sold by the Stockholder pursuant to such Demand Registration. If the Company shall withdraw any Demand Registration pursuant to Section 5 before such sixty (60) days end and before all of the Registrable Common Stock covered by such Demand Registration has been sold pursuant thereto, the Stockholder shall be entitled to a replacement Demand Registration which shall be subject to all of the provisions of this Agreement. A Demand Registration shall not count against the limit on the number of such registrations set forth in Section 2(b) if (i) after the applicable Registration Statement has become effective, such Registration Statement or the related offer, sale or distribution of Registrable Common Stock thereunder becomes the subject of any stop order, injunction or other order or restriction imposed by the SEC or any other governmental agency or court for any reason not attributable to the Stockholder or its Affiliates (other than the Company and its controlled Affiliates) and such interference is not thereafter eliminated so as to permit the completion of the contemplated distribution of Registrable Common Stock or (ii) in the case of an underwritten offering, the conditions specified in the related underwriting agreement, if any, are not satisfied or waived due to a breach by the Company of its covenants, representations or warranties therein, and as a result of any such circumstances described in clause (i) or (ii), less than all of the Registrable Common Stock covered by the Registration Statement is sold by the Stockholder pursuant to such Registration Statement.

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Section 3.    Piggyback Registrations.
(a)    Certain Offerings by the Company. Prior to the Non-Control Date, the Company shall not register or propose to register any Common Stock under the Securities Act for its own account other than a registration statement on Form S-8 or with NAB’s prior written consent as required by Section 3.1 of the Stockholder Agreement.
(b)    Right to Piggyback. Whenever on or after the Non-Control Date the Company proposes to register any Common Stock under the Securities Act (other than a registration statement on Form S-8 or S-4) for its own account, or whenever on or after the date hereof the Company proposes to register any Common Stock under the Securities Act for the account of one or more holders of Common Stock (other than the Stockholder), and the form of registration statement to be used may be used for any registration of Registrable Common Stock (a “Piggyback Registration”), the Company shall give written notice to the Stockholder of its intention to effect such a registration and, subject to Sections 3(c) and 3(d), shall include in such registration statement and in any offering of Common Stock to be made pursuant to that registration statement all Registrable Common Stock with respect to which the Company has received a written request for inclusion therein from the Stockholder within ten (10) days after the Stockholder’s receipt of the Company’s notice. The Company shall have no obligation to proceed with any Piggyback Registration and may abandon, terminate and/or withdraw such registration for any reason at any time prior to the pricing thereof. If the Company or any other Person other than the Stockholder proposes to sell Common Stock in an underwritten offering pursuant to a registration statement under the Securities Act, such offering shall be treated as a primary or secondary underwritten offering, as applicable, pursuant to a Piggyback Registration.
(c)    Priority on Primary Piggyback Registrations. If a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company and the managing underwriters advise the Company and the Stockholder (if the Stockholder has elected to include Registrable Common Stock in such Piggyback Registration) that in their opinion the number of shares of Common Stock proposed to be included in such offering exceeds the number of shares of Common Stock which can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per share of the Common Stock proposed to be sold in such offering), the Company shall include in such registration and offering (i) first, the number of shares of Common Stock that the Company proposes to sell, and (ii) second, the number of shares of Common Stock requested to be included therein by holders of Common Stock, including the Stockholder (if the Stockholder has elected to include Registrable Common Stock in such Piggyback Registration), pro rata among all such holders on the basis of the number of shares of Common Stock requested to be included therein by all such holders or as such holders and the Company may otherwise agree.
(d)    Priority on Secondary Registrations. If a Piggyback Registration is initiated as an underwritten registration on behalf of a holder of Common Stock other than the Stockholder, and the managing underwriters advise the Company that in their opinion the number of shares of Common Stock proposed to be included in such registration exceeds the number of shares of Common Stock that can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per share of the Common Stock to be sold in such

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offering), then the Company shall include in such registration (i) first, the number of shares of Common Stock requested to be included therein by the holder(s) requesting such registration, (ii) second, the number of shares of Common Stock requested to be included therein by other holders of Common Stock including the Stockholder (if the Stockholder has elected to include Registrable Common Stock in such Piggyback Registration), pro rata among such holders on the basis of the number of shares of Common Stock requested to be included therein by such holders or as such holders and the Company may otherwise agree, and (iii) third, the number of shares of Common Stock that the Company proposes to sell.
(e)    Selection of Underwriters. The Company shall have the right to select the managing underwriter or underwriters to administer any underwritten offering pursuant to a Piggyback Registration.
(f)    Other Registration Rights. The Company shall not grant to any Person the right to request the Company to register any Common Stock in a Piggyback Registration unless such rights are consistent with the provisions hereof.
Section 4.    S‑3 Registrations.
(a)    Right to Request Registration. At any time that the Company is eligible to use Form S‑3 and continuing until the Termination Date, the Stockholder shall be entitled to request on up to three (3) occasions that the Company file a Registration Statement on Form S‑3 (or an amendment or supplement to an existing registration statement on Form S‑3) for a public offering of all or any portion of the Registrable Common Stock pursuant to Rule 415 promulgated under the Securities Act or otherwise (an “S‑3 Registration”). Upon each such request, and subject to Section 5, the Company shall use reasonable best efforts to (i) file a Registration Statement (or any amendment or supplement thereto) covering the number of shares of Registrable Common Stock specified in such request under the Securities Act on Form S‑3 (an “S‑3 Registration Statement”) for public sale in accordance with the method of disposition specified in such request within thirty (30) days after the Stockholder’s written request therefor and (ii) cause such S‑3 Registration Statement to become effective as soon as practical thereafter. If permitted under the Securities Act, each such Registration Statement shall be one that is automatically effective upon filing.
(b)    Right to Effect a Shelf Takedown. The Stockholder shall be entitled, at any time and from time to time when an S-3 Registration Statement is effective and until the Termination Date, to sell such Registrable Common Stock as is then registered pursuant to such Registration Statement (each, a “Shelf Takedown”), but only upon not less than three (3) business days’ prior written notice to the Company (whether or not such takedown is underwritten); provided, that no prior notice shall be required of any sale pursuant to a plan that complies with Rule 10b5-1 under the Exchange Act. The Stockholder shall be entitled to request that a Shelf Takedown shall be an underwritten offering, provided, however, that (based on the then-current market prices) the number of shares of Registrable Common Stock included in such underwritten Shelf Takedown would yield gross proceeds to the Stockholder of at least the Minimum Amount; and provided, further, that the Stockholder shall not be entitled to request any underwritten Shelf Takedown within sixty (60) days after the pricing date of any other underwritten offering effected pursuant to a Demand Registration, a Piggyback Registration or an S-3 Registration, or when the Company is diligently pursuing an

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underwritten offering pursuant to (or treated as being pursuant to) a Piggyback Registration. The Stockholder shall also give the Company prompt written notice of the consummation of each Shelf Takedown (whether or not underwritten).
(c)    Priority on Underwritten Shelf Takedowns. The Company may include Common Stock other than Registrable Common Stock in an underwritten Shelf Takedown for any accounts on the terms provided below, but only with the consent of the managing underwriters of such offering. If the managing underwriters of the requested underwritten Shelf Takedown advise the Company and the Stockholder that in their opinion the number of shares of Common Stock proposed to be included in the underwritten Shelf Takedown exceeds the number of shares of Common Stock that can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per share of the Common Stock proposed to be sold in such offering), the Company shall include in such underwritten Shelf Takedown (i) first, the number of shares of Common Stock that the Stockholder proposes to sell, and (ii) second, the number of shares of Common Stock proposed to be included therein by any other Persons (including Common Stock to be sold for the account of the Company) allocated among such Persons in such manner as the Company may determine. If the number of shares of Common Stock that can be sold is less than the number of shares of Registrable Common Stock proposed to be included in the underwritten Shelf Takedown pursuant to clause (i) above, the amount of Common Stock to be so sold shall be allocated to the Stockholder. The provisions of this paragraph (c) apply only to a Shelf Takedown that the Stockholder has requested be an underwritten offering.
(d)    Selection of Underwriters. If any of the Registrable Common Stock is to be sold in an underwritten Shelf Takedown initiated by the Stockholder, the Stockholder shall have the right to select the underwriter or underwriters, but only with the prior written consent of the Company (not to be unreasonably withheld, conditioned or delayed).
(e)    Other Registration Rights. The Company shall not grant to any Person the right to request the Company (i) to register any Common Stock in an S‑3 Registration unless such rights are consistent with the provisions hereof, or (ii) to include any securities of the Company other than Common Stock in an underwritten Shelf Takedown.
(f)    Effective Period of S-3 Registrations. The Company shall use reasonable best efforts to keep any S‑3 Registration Statement effective for a period of one year after the effective date of such registration statement. Notwithstanding the foregoing, the Company shall not be obligated to keep any such registration statement effective, or to permit Registrable Common Stock to be registered, offered or sold thereunder, at any time on or after the Termination Date, unless an underwritten Shelf Takedown has been priced but not completed prior to the Termination Date, in which event the Company shall remain so obligated until such offering is completed.
Section 5.    Suspension Periods; Blackout Periods.
(a)    Suspension Periods. The Company may (i) delay the filing of a Registration Statement in conjunction with a Demand Registration or an S‑3 Registration or (ii) prior to the pricing of any underwritten offering or other offering of Registrable Common Stock pursuant to a Demand Registration or an S‑3 Registration, delay such underwritten or other offering (and, if it

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so chooses, withdraw any registration statement that has been filed), but in each case described in clauses (i) and (ii) only if the board of directors of the Company determines in good faith that the registration or offering to be delayed would, if not delayed, materially adversely affect the Company and its subsidiaries taken as a whole or materially interfere with, or jeopardize the success of, any pending or proposed material transaction, including any material debt or equity financing, any material acquisition or disposition, any material recapitalization or reorganization or any other material transaction, whether due to commercial reasons, a desire to avoid premature disclosure of information or any other reason. Any period during which the Company has delayed a filing or an offering pursuant to this Section 5 is herein called a “Suspension Period.” In no event shall there be more than two Suspension Periods during any rolling period of three hundred sixty-five (365) days, and the number of days covered by any one or more Suspension Periods shall not exceed sixty (60) days in the aggregate during any rolling period of three hundred sixty-five (365) days. If pursuant to this Section 5 the Company delays a Demand Registration requested by the Stockholder, the Stockholder shall be entitled to withdraw such request and, if it does so, such request shall not count against the limitation on the number of such registrations set forth in Section 2(b). If pursuant to this Section 5 the Company withdraws an S‑3 Registration Statement requested by the Stockholder, the Stockholder shall be entitled to make a further request for an S‑3 Registration pursuant to this Agreement, which will not count against the limitation on the number of such registrations set forth in Section 4(a). The Company shall provide prompt written notice to the Stockholder of the commencement and termination of any Suspension Period (and any withdrawal of a registration statement pursuant to this Section 5), but shall not be obligated under this Agreement to disclose the reasons therefor. NAB shall (and shall cause its controlled Affiliates to) keep the existence of each Suspension Period confidential and refrain from making offers and sales of Registrable Common Stock (and direct any other Persons making such offers and sales to refrain from doing so) during each Suspension Period. For the avoidance of doubt, nothing in this Section 5(a) shall affect any of NAB’s rights pursuant to the Stockholder Agreement.
(b)    Blackout Periods. Unless the Company otherwise permits by notice in writing to the Stockholder, the Stockholder shall not make any offers or sales of Registrable Common Stock during the period (each a “Blackout Period”) beginning on the 15th day of the third month of each fiscal quarter of the Company and ending one full trading day after the Company publicly issues its earnings release for such fiscal quarter (or fiscal year in the case of the fourth fiscal quarter). A “full trading day” after an earnings release means at least one full-day trading session on the New York Stock Exchange shall have elapsed after the public issuance of such earnings release. Notwithstanding this Section 5(b), but subject to the other provisions hereof, Registrable Common Stock may be offered and sold during a Blackout Period if such offers and sales are made pursuant to a plan that complies with Rule 10b5‑1 under the Exchange Act (and is established outside a Blackout Period). Notwithstanding this Section 5(b), the Stockholder may make offers and sales of Registrable Common Stock in an underwritten offering pursuant to a Demand Registration or in an underwritten Shelf Takedown during a Blackout Period, unless a Suspension Period is in effect.
Section 6.    Holdback Agreements.
The restrictions in this Section 6 shall apply only for as long as NAB is the beneficial owner of any Registrable Common Stock. If the Company sells Common Stock or other securities

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convertible into or exchangeable for (or otherwise representing a right to acquire) Common Stock in a primary underwritten offering pursuant to any registration statement under the Securities Act (whether or not the Stockholder is given an opportunity to participate), or if any other Person sells Common Stock in a secondary underwritten offering pursuant to a Piggyback Registration and the Stockholder is given an opportunity (not subsequently reduced by more than twenty-five percent (25%) or withdrawn pursuant to the “cut-back” provisions of this Agreement) to participate in the offering, and if the managing underwriters for such offering advise the Company (in which case the Company promptly shall notify the Stockholder) that a public sale or distribution of Registrable Common Stock outside such offering would materially adversely affect such offering, then, if requested by the Company, NAB shall agree, as contemplated in this Section 6, not to (and to cause its controlled Affiliates not to) sell, transfer, pledge, issue, grant or otherwise dispose of, directly or indirectly (including by means of any short sale), or request the registration of, any Registrable Common Stock (or any securities of any Person that are convertible into or exchangeable for, or otherwise represent a right to acquire, Registrable Common Stock) for a period equal (each such period, a “Holdback Period”) to the lesser of (i) ninety (90) days beginning on and including the pricing date for such underwritten offering and (ii) such shorter period as to which the managing underwriters for such offering may agree (each such agreement of NAB, a “Holdback Agreement”). Notwithstanding the foregoing, the Stockholder shall not be subject to more than one Holdback Agreement relating to an underwritten offering pursuant to a Piggyback Registration during any rolling period of three hundred sixty-five (365) days, other than any such Holdback Agreement relating to an underwritten offering in which the Stockholder was permitted to participate without being subject to an underwriters’ cutback. Each Holdback Agreement shall be in writing in form satisfactory to the Company and the managing underwriters. Notwithstanding the foregoing, NAB shall not be obligated to make a Holdback Agreement unless the Company, each selling shareholder in such offering, all of the Company’s officers and directors and each Person (if any) who beneficially owns ten percent (10%) or more of the outstanding Common Stock and has the right to require the Company to register Common Stock for sale under the Securities Act (collectively, “Other Holdback Parties”) also execute agreements substantially identical to such Holdback Agreement. Each Holdback Agreement shall provide that NAB shall be released from its obligations thereunder if and when any of the Other Holdback Parties is released (in whole or in part) from the prohibition on offers and sales of Common Stock in its hold back agreement relating to the same offering (other than a release of an individual that is due to a personal hardship and affects only a small number of Common Stock), and the Company shall promptly notify NAB of any such release. A Holdback Agreement shall not apply to (i) the exercise of any warrants or stock options to purchase stock of the Company (provided that such restrictions shall apply with respect to the securities issuable upon such exercise), (ii) transfers to Affiliates where the transferee agrees in writing with the Company to be bound by the terms hereof, or (iii) any Registrable Common Stock included in the underwritten offering giving rise to the application of this Section 6. A Holdback Agreement shall prohibit NAB and its controlled Affiliates from entering into any hedging or similar arrangement in respect of the Registrable Common Stock.
Section 7.    Registration Procedures.
(a)    Whenever the Stockholder requests that any Registrable Common Stock be registered pursuant to this Agreement, the Company shall use reasonable best efforts to effect, as

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soon as practical as provided herein, the registration and the sale of such Registrable Common Stock in accordance with the intended methods of disposition thereof, and, pursuant thereto, the Company shall, as soon as practical as provided herein:
(i)    subject to the other provisions of this Agreement, use reasonable best efforts to prepare and file with the SEC a Registration Statement with respect to such Registrable Common Stock and cause such Registration Statement to become effective (unless it is automatically effective upon filing); and before filing a Registration Statement or Prospectus or any amendments or supplements thereto, furnish to the Stockholder and the underwriters or other distributors, if any, identified by the Stockholder copies of all such documents proposed to be filed, including documents incorporated by reference in the Prospectus and, if requested by the Stockholder, one set of the exhibits incorporated by reference, and the Stockholder and a single counsel selected by the Stockholder (“Stockholder’s Counsel”) shall have a reasonable opportunity to review and comment on the Registration Statement and each such Prospectus (and each amendment or supplement thereto) before it is filed with the SEC, and the Stockholder shall have the opportunity to object to any information pertaining to the Stockholder that is contained therein and the Company will make the corrections reasonably requested by the Stockholder with respect to such information prior to filing any Registration Statement or Prospectus or any amendment or supplement thereto;
(ii)    use reasonable best efforts to prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the applicable requirements of the Securities Act and to keep such Registration Statement effective for the relevant period required hereunder, but no longer than is necessary to complete the distribution of the Common Stock covered by such Registration Statement, and to comply with the applicable requirements of the Securities Act with respect to the disposition of all the Common Stock covered by such Registration Statement during such period in accordance with the intended methods of disposition set forth in such Registration Statement;
(iii)    use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any Registrable Common Stock for sale in any jurisdiction in the United States;
(iv)    furnish to the Stockholder and each managing underwriter, if any, without charge, conformed copies of each Registration Statement and amendment thereto and copies of each supplement thereto promptly after they are filed with the SEC (but only one set of exhibits thereto need be provided); and deliver, without charge, such number of copies of the preliminary and final Prospectus and any supplement thereto as the Stockholder may reasonably request in order to facilitate the disposition of the Registrable Common Stock of the Stockholder covered by such Registration Statement in conformity with the requirements of the Securities Act;

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(v)    use reasonable best efforts to register or qualify such Registrable Common Stock under such other securities or blue sky laws of such U.S. jurisdictions as the Stockholder reasonably requests and continue such registration or qualification in effect in such jurisdictions for as long as the applicable Registration Statement may be required to be kept effective under this Agreement (provided that the Company will not be required to (1) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (v), (2) subject itself to taxation in any such jurisdiction or (3) consent to general service of process in any such jurisdiction);
(vi)    notify the Stockholder and each distributor of such Registrable Common Stock identified by the Stockholder, at any time when a Prospectus relating thereto is required under the Securities Act to be delivered by such distributor, of the occurrence of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits a material fact necessary to make the statements therein not misleading, and, at the request of the Stockholder, the Company shall use reasonable best efforts to prepare, as soon as practical, and in any event within two Business Days, a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Common Stock, such Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;
(vii)    in the case of an underwritten offering in which the Stockholder participates pursuant to a Demand Registration, Piggyback Registration or an S‑3 Registration, enter into an underwriting agreement containing such provisions (including provisions for indemnification, lockups, opinions of counsel and comfort letters) as are customary and reasonable for an offering of such kind, and take all such other customary and reasonable actions as the managing underwriters of such offering may request in order to facilitate the disposition of such Registrable Common Stock (including, making members of senior management of the Company available to participate in “road-show” and other customary marketing activities);
(viii)    in the case of an underwritten offering in which the Stockholder participates pursuant to a Demand Registration, Piggyback Registration or an S‑3 Registration, and to the extent not prohibited by applicable law or pre-existing applicable contractual restrictions, (A) make reasonably available, for inspection by the Stockholder, Stockholder’s Counsel, the managing underwriters of such offering and one counsel (and one accountant) for such managing underwriter, pertinent corporate documents and financial and other records of the Company and its subsidiaries and controlled Affiliates, (B) cause the Company’s officers and employees to supply information reasonably requested by the Stockholder or such managing underwriters or attorney in connection with such offering and (C) make the Company’s independent accountants available for any such managing underwriters’ due diligence; provided, however, that such records and other information shall be subject to such confidential treatment as is customary for underwriters’ due diligence reviews;

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(ix)    use reasonable best efforts to cause all such Registrable Common Stock to be listed on each securities exchange on which securities of the same class issued by the Company are then listed;
(x)    provide a transfer agent and registrar for all such Registrable Common Stock not later than the effective date of such Registration Statement and, a reasonable time before any proposed sale of Registrable Common Stock pursuant to a Registration Statement, provide the transfer agent with printed certificates for the Registrable Common Stock to be sold, subject to the provisions of Section 11;
(xi)    make generally available to its shareholders a consolidated earnings statement (which need not be audited) for a period of twelve (12) months beginning after the effective date of the Registration Statement as soon as reasonably practicable after the end of such period, which earnings statement shall satisfy the requirements of an earning statement under Section 11(a) of the Securities Act and Rule 158 thereunder; and
(xii)    promptly notify the Stockholder and the managing underwriters of any underwritten offering:
(1)    when the Registration Statement, any pre-effective amendment, the Prospectus or any Prospectus supplement or any post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;
(2)    of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for any additional information regarding the Stockholder;
(3)    of the notification to the Company by the SEC of its initiation of any proceeding with respect to the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement; and
(4)    of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Common Stock for sale under the applicable securities or blue sky laws of any jurisdiction; and
(xiii)    keep Stockholder’s Counsel reasonably apprised as to the intention and progress of the Company with respect to any Registration Statement hereunder, including by providing Stockholder’s Counsel with copies of all written correspondence with the SEC in connection with any Registration Statement or Prospectus filed hereunder.
For the avoidance of doubt, the provisions of clauses (vii), (viii) and (xi) of this Section 7(a) shall apply only in respect of an underwritten offering and only if (based on market prices at the time the offering is requested by the Stockholder) the number of shares of Registrable Common Stock to be sold in the offering would yield gross proceeds to the Stockholder of at least the Minimum Amount. Notwithstanding any provision of this Agreement, the Company shall not be obligated to

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prepare for inclusion in any Registration Statement any audited financial statements for any period other than a fiscal year of the Company beginning on or after October 1, 2012 or any unaudited financial statements for any period other than a first, second or third fiscal quarter of any such fiscal year.
(b)    No Registration Statement (including any amendments thereto) shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading, and no Prospectus (including any supplements thereto) shall contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case, except for any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in reliance on and in conformity with written information furnished to the Company by or on behalf of NAB or the Stockholder or any underwriter or other distributor specifically for use therein.
(c)    At all times after the Company has filed a registration statement with the SEC pursuant to the requirements of the Securities Act and until the Termination Date, the Company shall use reasonable best efforts to continuously maintain in effect the registration statement of Common Stock under Section 12 of the Exchange Act and to use reasonable best efforts to file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, all to the extent required to enable the Stockholder to be eligible to sell Registrable Common Stock pursuant to Rule 144 under the Securities Act prior to the Termination Date.
(d)    The Company may require the Stockholder and each distributor of Registrable Common Stock as to which any registration is being effected to furnish to the Company any other information regarding such Person and the distribution of such securities as the Company may from time to time reasonably request.
(e)    The Stockholder agrees by having its stock treated as Registrable Common Stock hereunder that, upon being advised in writing by the Company of the occurrence of an event pursuant to Section 7(a)(vi), the Stockholder will immediately discontinue (and direct any other Persons making offers and sales of Registrable Common Stock to immediately discontinue) offers and sales of Registrable Common Stock until it is advised in writing by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus as contemplated by Section 7(a)(vi), and, if so directed by the Company, the Stockholder will deliver to the Company all copies, other than permanent file copies then in the Stockholder’s possession, of the Prospectus covering such Registrable Common Stock current at the time of receipt of such notice.
(f)    The Company may prepare and deliver an issuer free-writing prospectus (as such term is defined in Rule 405 under the Securities Act) in lieu of any supplement to a prospectus, and references herein to any “supplement” to a Prospectus shall include any such issuer free-writing prospectus. Neither the Stockholder nor any other seller of Registrable Common Stock may use a free-writing prospectus to offer or sell any such stock without the Company’s prior written consent.

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(g)    It is understood and agreed that any failure of the Company to file a registration statement or any amendment or supplement thereto or to cause any such document to become or remain effective or usable within or for any particular period of time as provided in Section 2, 4 or 7 or otherwise in this Agreement, due to reasons that are not reasonably within its control, or due to any refusal of the SEC to permit a registration statement or prospectus to become or remain effective or to be used because of unresolved SEC comments thereon (or on any documents incorporated therein by reference) despite the Company’s good faith and diligent efforts to resolve those comments, shall not be a breach of this Agreement. However, neither shall any such failure relieve the Company of its obligations hereunder to use reasonable best efforts to remedy such failure.
(h)    It is further understood and agreed that the Company shall not have any obligations under this Section 7 at any time on or after the Termination Date, unless an underwritten offering in which the Stockholder participates has been priced but not completed prior to the Termination Date, in which event the Company’s obligations under this Section 7 shall continue with respect to such offering until such offering is completed or for 15 business days, whichever is shorter.
Section 8.    Registration Expenses.
(a)    All expenses incident to the Company’s performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, Financial Industry Regulatory Authority fees, listing application fees, printing expenses, transfer agent’s and registrar’s fees, cost of distributing Prospectuses in preliminary and final form as well as any supplements thereto, fees and disbursements of counsel for the Company and all independent certified public accountants and other Persons retained by the Company, and fees and disbursements of one counsel representing the Stockholder (all such expenses being herein called “Registration Expenses”) (but not including any underwriting discounts or commissions attributable to the sale of Registrable Common Stock or fees and expenses of counsel representing any underwriters or other distributors), shall be borne by the Company.
(b)    The obligation of the Company to bear the expenses described in Section 8(a) shall apply irrespective of whether a registration, once properly demanded or requested, if applicable, becomes effective, is withdrawn or suspended, is converted to another form of registration and irrespective of when any of the foregoing shall occur; provided, however, that Registration Expenses for any Registration Statement withdrawn solely at the request of the Stockholder (unless withdrawn following commencement of a Suspension Period pursuant to Section 5) shall be borne by the Stockholder.
Section 9.    Indemnification.
(a)    The Company shall indemnify, to the fullest extent permitted by law, the Stockholder and each Person who controls the Stockholder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, judgments, costs (including reasonable costs of investigation) and expenses (including reasonable attorneys’ fees arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus) or any amendment thereof or supplement thereto or arising out of or based upon any omission or alleged

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omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are made in reliance and in conformity with information furnished in writing to the Company by NAB or the Stockholder expressly for use therein. In connection with an underwritten offering in which the Stockholder participates conducted pursuant to a registration effected hereunder, the Company shall indemnify each participating underwriter and each Person who controls such underwriter (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Stockholder, provided, however, that this sentence shall apply only if (based on the current market prices immediately prior thereto) the number of shares of Registrable Common Stock to be sold in the offering would yield gross proceeds to the Stockholder of at least the Minimum Amount (or if the Company otherwise approves the offering for purposes of this Section 9).
(b)    In connection with any Registration Statement in which the Stockholder is participating, NAB and the Stockholder shall furnish to the Company in writing such information and certificates as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus, or amendment or supplement thereto, and shall indemnify, to the fullest extent permitted by law, the Company, its officers and directors and each Person who controls the Company (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, judgments, costs (including reasonable costs of investigation) and expenses (including reasonable attorneys’ fees) arising out of or based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or Prospectus, or any amendment or supplement thereto or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that the same are made in reliance and in conformity with information furnished in writing to the Company by NAB or the Stockholder expressly for use therein.
(c)    Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying Person of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying Person to assume the defense of such claim with counsel reasonably satisfactory to the indemnified Person. Failure so to notify the indemnifying Person shall not relieve it from any liability that it may have to an indemnified Person otherwise than under this Section 9. If such defense is assumed, the indemnifying Person shall not be subject to any liability for any settlement made by the indemnified Person without its consent (but such consent will not be unreasonably withheld). An indemnifying Person who is entitled to, and elects to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to one local counsel) for all Persons indemnified by such indemnifying Person with respect to such claim (and all other claims arising out of the same circumstances), unless in the reasonable judgment of any indemnified Person there may be one or more legal or equitable defenses available to such indemnified Person which are in addition to or may conflict with those available to another indemnified Person with respect to such claim, in which case such maximum number of counsel for all indemnified Persons shall be two rather than one). Failure to give prompt written notice shall not release the indemnifying Person from its obligations hereunder. The indemnifying Person shall not consent to the entry of any judgment or enter into or agree to any settlement relating to a claim or action for which any indemnified Person would be entitled to indemnification by any indemnifying Person hereunder unless such judgment or settlement includes as an unconditional

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term the giving, by all relevant claimants and plaintiffs to such indemnified Person, a release, satisfactory in form and substance to such indemnified Person, from all liabilities in respect of such claim or action for which such indemnified Person would be entitled to such indemnification. The indemnifying Person shall not be liable hereunder for any amount paid or payable or incurred pursuant to or in connection with any judgment entered or settlement effected with the consent of an indemnified Person unless the indemnifying Person has also consented to such judgment or settlement.
(d)    The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Person or any officer, director or controlling Person of such indemnified Person and shall survive the transfer of securities and the Termination Date but only with respect to offers and sales of Registrable Common Stock made before the Termination Date, and offers and sales of Registrable Common Stock made pursuant to a Shelf Takedown that has been priced by not completed prior to the Termination Date.
(e)    If the indemnification provided for in or pursuant to this Section 9 is due in accordance with the terms hereof, but is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying Person, in lieu of indemnifying such indemnified Person, shall contribute to the amount paid or payable by such indemnified Person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying Person on the one hand and of the indemnified Person on the other in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying Person on the one hand and of the indemnified Person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying Person or by the indemnified Person, and by such Person’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the liability of the Stockholder or NAB be greater in amount than the amount for which such indemnifying Person would have been obligated to pay by way of indemnification if the indemnification provided for under Section 9(a) or 9(b) hereof had been available under the circumstances.
Section 10.    Participation in Underwritten Offerings.
No Person (including the Stockholder) may participate in any underwritten offering pursuant to a registration effected hereunder unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Stockholder, in the case of any underwritten offering pursuant to a Demand Registration or any underwritten Shelf Takedown, or by the Company, in any other case and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lockups and other documents required under the terms of such underwriting arrangements.

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Section 11.    Securities Act Restrictions.
The shares of Registrable Common Stock are restricted securities under the Securities Act and may not be offered or sold except pursuant to an effective registration statement or an available exemption from registration under the Securities Act. Accordingly, the Stockholder shall not, directly or through others, offer or sell any shares of Registrable Common Stock except pursuant to a Registration Statement as contemplated herein or pursuant to Rule 144 or another exemption from registration under the Securities Act, if available. Prior to any transfer of shares of Registrable Common Stock other than pursuant to an effective registration statement, the Stockholder shall notify the Company of such transfer and the Company may require the Stockholder to provide, prior to such transfer, such evidence that the transfer will comply with the Securities Act (including written representations or an opinion of counsel) as the Company may reasonably request. The Company may impose stop-transfer instructions with respect to any shares of Registrable Common Stock that are to be transferred in contravention of this Agreement (including Section 6 and this Section 11). Any certificates representing shares of the Registrable Common Stock may bear a legend (and the Company’s share registry may bear a notation) referencing the restrictions on transfer contained in this Agreement, until such time as such securities have ceased to be or are to be transferred in a manner that results in their ceasing to be, Registrable Common Stock. Subject to the provisions of this Section 11, the Company will replace any such legended certificates with unlegended certificates promptly upon request by any Stockholder in order to facilitate a lawful transfer or at any time after such stock ceases to be Registrable Common Stock.
Section 12.    Transfers of Rights and Collective Action.
(a)    Transfers to NAB and Subsidiaries. Shares of Registrable Common Stock may be transferred to and held by NAB or any majority-owned subsidiary of NAB from time to time and in whole or in part, but only if the transfer complies with Section 11. Each such transfer shall be effective when (but only when) the transferred securities are registered in the name of the transferee. Upon any such effective transfer, the transferee shall automatically become and have the rights of a Stockholder with respect to the Registrable Common Stock so transferred and the transferor shall automatically cease to be and to have the rights of a Stockholder with respect to the transferred shares of Registrable Common Stock. The Company may require any transferee that becomes a Stockholder to sign a written acknowledgement that it has become a Stockholder hereunder. Notwithstanding the foregoing, any Stockholder that (i) ceases to be the registered owner of Registrable Common Stock or (ii) ceases to be NAB or a majority-owned subsidiary of NAB, shall automatically cease to be a Stockholder and, in the case of clause (ii), any shares of Registrable Common Stock held by such Person shall automatically cease to be Registrable Common Stock for all purposes hereunder. With respect to any Person that ceases to be a Stockholder (either entirely or only with respect to transferred securities), the rights and obligations of such Person arising under Section 9 or otherwise hereunder with respect to periods and matters existing before such cessation shall survive such cessation.
(b)    Collective Action. At any time when there is more than one Stockholder, they shall act collectively as if they were one Stockholder holding all of their shares of Registrable Common Stock, and any act, determination or request permitted or required to be done or made hereunder

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by any of them shall be done or made solely by NAB on their behalf in a coordinated manner as if they were one Stockholder. NAB shall cause each Stockholder (and former Stockholder) to perform its obligations under, and otherwise comply with, the provisions of this Agreement.
(c)    Transfers to Other Persons. Shares of Registrable Common Stock may be transferred to and held by Persons other than NAB or a majority-owned subsidiary of NAB, but only if the transfer complies with Section 11 and only if, before any such shares are transferred to any such other Person (other than pursuant to a Registration Statement or Rule 144 under the Securities Act), or otherwise become held by any such other Person, such other Person agrees in writing with the Company, in a form reasonably satisfactory to the Company, to comply with Section 11 with respect to any future transfers of such shares. Notwithstanding any other provision of this Agreement, however, no such other Person shall have the rights of a Stockholder or of NAB hereunder, and no shares transferred to or held by any such other Person shall have the benefits afforded to Registrable Common Stock hereunder.
Section 13.    Miscellaneous.
(a)    Notices. Except as otherwise provided herein, all notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be hand delivered, mailed (postage prepaid) by registered or certified mail or sent by e‑mail or facsimile transmission (with telephone confirmation promptly thereafter),
If to the Company:
Great Western Bancorp, Inc.
100 North Phillips Avenue
Sioux Falls, SD 57104
Attention:    General Counsel
Facsimile:    (605) 333-7882
E-mail:        donald.straka@greatwesternbank.com
If to the Stockholder:
National Australia Bank Limited
Pier 3 Level 4
800 Bourke Street
Docklands, Victoria, Australia 3008
Attention: HO Corporate Advisory Legal
Facsimile: +61 1300 728 820
Email: notices@nab.com.au
or at such other address as any such party hereto may specify by written notice to the others, and, except as otherwise provided herein, each such notice, request, consent and other communication shall for all purposes of the Agreement be treated as being effective or having been given when delivered personally or by mail or, in the case of e-mail or facsimile delivery, upon receipt of e‑mail or facsimile confirmation of delivery and telephonic confirmation.

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(b)    No Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
(c)    Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, it being understood that there are no intended third party beneficiaries hereof.
(d)    Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York.
(e)    Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby must be brought in any federal or state court located in the Borough of Manhattan in The City of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 13(a) shall be deemed effective service of process on such party.
(f)    Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
(g)    Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts (including by e‑mail or facsimile) and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.
(h)    Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof.
(i)    Captions. The headings and other captions in this Agreement are for convenience and reference only and shall not be used in interpreting, construing or enforcing any provision of this Agreement.

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(j)    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
(k)    Amendments. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the prior written consent of the Company and NAB.
(l)    Conditions Precedent. The provisions of this Agreement will only take effect upon the consummation of the initial public offering of the Common Stock and only if the initial public offering of such Common Stock is consummated by October 30, 2014 (or such later date as may be agreed to in writing by the parties hereto).

[Signature Page Follows]

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IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed by each of the parties hereto as of the date first written above.
GREAT WESTERN BANCORP, INC.

By:	/s/ Donald J. Straka Name: Donald J. Straka Title: General Counsel and Secretary
NATIONAL AUSTRALIA BANK LIMITED

By:	/s/ Simon Moore Name: Simon Moore Title: Executive General Manager, Group Development
NATIONAL AMERICAS HOLDINGS LLC

By:	/s/ Matthew Jensen Name: Matthew Jensen Title: Authorized Person

[Signature Page to Registration Rights Agreement]